ALLSTATE LIFE INSURANCE COMPANY
                                                                 LOAN NO. 121873

                  RECOURSE INDEMNITY AGREEMENT
                  ----------------------------

         THIS RECOURSE INDEMNITY AGREEMENT (the "Agreement") is dated as of this _____ day of September, 2000, among AG-CHEM EQUIPMENT CO., INC., a Minnesota Corporation ("Borrower") (Borrower is also referred to as "Indemnitor") and ALLSTATE LIFE INSURANCE COMPANY ("Lender").

                           RECITALS
                           --------

         A. Borrower is the present owner of the real and personal property commonly known as Brenwood I, II, III, and IV, in Minnetonka, Minnesota, and legally described in Exhibit A attached hereto (the "Property");

         B. Pursuant to Lender's commitment letter dated July 20, 2000, Borrower has executed and delivered to Lender a mortgage note of even date herewith (the "Note"), in the principal sum of $9,000,000.00, secured by a Mortgage, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Mortgage") on the Property. Borrower will benefit from the disbursement of the loan (the "Loan") evidenced by the Note and secured by the Mortgage and Collateral as defined in the Mortgage; and

         C. As a condition precedent to funding the Loan, Lender requires the execution of this Agreement.

                           AGREEMENTS
                           ----------

         NOW THEREFORE, in order to induce Lender to accept the Property as security for the Loan and to enter into the Loan and to disburse the proceeds of the Loan, and in consideration of the matters described in the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Recitals. The Recitals are incorporated herein by this reference.

         2. Definitions: For purposes of this Agreement, "Recourse Obligations" means and includes, (i) the tenant's rental obligation (at an annual rental rate of $11 per square foot or $42,362.83 per month) and operating expenses, allocable to the tenant space leased by Ag-Chem Equipment Co., Inc., (or its successors or assigns) in the Property based on 46,214 square feet for the unexpired portion of a lease term commencing no later than September 1, 2000 and expiring no earlier than October 1, 2012; (ii) all real estate taxes and assessments relating to the Property; (iii) Borrower's misappropriation or misapplication of funds, fraud, waste, willful


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misrepresentation and willful damage relating to the Loan or Property; and (iv)
accounting for all tenant security deposits held by Ag-Chem Equipment Co., Inc. as landlord or owing to tenants of the Property.

         3. Indemnification. Indemnitor hereby jointly and severally agrees, at its sole cost and expense, to unconditionally indemnify, defend, and hold Lender, its directors, officers, employees and agents harmless against any loss, liability, damage (whether direct or consequential), expenses, claims, penalties, fines, injunctions, suits, proceedings, disbursements or expenses (including, without limitation, reasonable attorneys' and experts' fees and disbursements and court costs) (collectively, the "Liabilities") for, arising out of, or relating to the Recourse Obligations.

         Indemnitor shall assume the burden and expense of defending all suits, administrative proceedings and disputes of any description with all persons, entities, political subdivisions or government agencies arising out of the matters to be indemnified under this Ageement. Indemnitor shall pay, promptly upon entry, any nonappealable order, judgment or other final resolution of any claim or dispute arising out of the matters to be indemnified under this Agreement and shall pay promptly when due any fines, penalties or agreed settlements arising out of the matters to be indemnified under this Agreement. In the event that such payment is not made, Lender, at its sole discretion, may proceed to file suit against Indemnitor to compel such payment.

         4. Duration of Indemnity. The duration of the indemnification hereunder shall be until payment of the Note in full.

         5. Notices from Indemnitor. Indemnitor shall promptly after obtaining knowledge thereof advise Lender in writing of any governmental or regulatory actions instituted or threatened in writing under any Recourse Obligation affecting the Property or any indemnification hereunder including, and all claims made or threatened in writing by any third party against Borrower, any Indemnitor or the Property relating to any Recourse Obligation. Indemnitor shall deliver to Lender any documentation or records regarding the above as Lender may reasonably request and which are susceptible of being obtained by Indemnitor without undue cost or expense and without the necessity for initiating legal proceedings to obtain the same.

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


         6. Notice and Settlement of Claims Against Lender.

              (a) Lender agrees that it shall provide Indemnitor with written notice of any claim or demand which Lender has determined could give rise to a right of indemnification under this Agreement. Such notice shall be given within a reasonable time after Lender becomes aware of facts and shall specify, to the best of Lender's knowledge, the facts giving rise to the alleged claim, and the amount to the extent determinable, of liability for which indemnity is asserted.

              (b) Lender agrees that it will not settle or otherwise compromise any action, suit or proceeding brought against Lender on a claim indemnified hereunder without the prior written consent of Indemnitor which consent shall not be unreasonably withheld. The Indemnitor also agrees that it will not settle or compromise such action, suit or proceeding without Lender's prior written consent which consent shall not be unreasonably withheld.

         7. Payment of Lender's Expenses. In any pending or threatened litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Indemnitor, or any other party) in any way relating to this Agreement and the indemnification described herein, or to enforce the indemnification hereunder, Lender shall have the right to retain counsel of its own choice for advice or other representation without affecting or otherwise impairing the indenmification hereunder and all Liabilities arising from such services shall be payable by Indemnitor within 30 days of demand.

         8. Obligations Absolute and Waivers.

            (a) The obligations of Indemnitor hereunder shall remain in full force and shall not be impaired by: (i) any express or implied modification, renewal, extension or acceleration of or to the Note, the Mortgage, any other loan documents executed by Borrower or any other party in connection with the Loan and all indemnity agreements executed by Borrower or any other party including without limitation this Agreement (collectively the "Documents"); (ii) any exercise or non-exercise by Lender of any right or privilege under any of the Documents; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitor or Borrower, or any affiliate of Borrower or any guarantor, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Indemnitor shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of the Borrower or any endorser or guarantor from liability under any of the Documents or any Indemnitor's grant to Lender of a security interest, lien or encumbrance in any of the Indemnitor's property; (v) any subordination, compromise, settlement, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any of the Documents or any collateral described in any of the Documents or otherwise, or any substitution with respect thereto except as specifically required by this Agreement; (vi) any assignment or other transfer of any of the Documents, in whole or in part; (vii) any acceptance of partial performance of any

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


of the obligations of Borrower under the Documents; (viii) any consent to the transfer of any collateral described in the Documents or otherwise; and (ix) any bid or purchase at any sale of the collateral described in the Documents or otherwise.

              (b) Indemnitor unconditionally waives the following defenses to enforcement of this Agreement: (i) all presentments, demands, demands for performance, notices of nonperformance, protests, notices of protest, dishonor, nonpayment, partial payment, default and protest, notices of acceptance of this Agreement and all other notices and formalities to which the Indemnitor may be entitled (except for notices which are specifically required by this Agreement);
(ii) any right to require Lender to proceed against Borrower, any Indemnitor or any guarantor or to proceed against or exhaust any collateral described in the Documents; (iii) any defense arising by reason of any invalidity or unenforceability of any of the Documents or any disability of Borrower or any guarantor; (iv) any defense arising by reason of the manner in which Lender has exercised its remedies under the Documents; (v) any defense based upon an election of remedies by Lender; (vi) any duty of Lender to advise Indemnitor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower's ability to perforrn its obligations to Lender, it being agreed that Indemnitor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances; (vii) any right of subrogation and any rights to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender; and (viii) to the extent permitted by law, any right to assert against Lender any legal or equitable defense, counterclaim, set off, crossclaim or right of contribution which any Indemnitor may now or at any time or times hereafter have against any other Indemnitor.

         9. No Waiver. Indemnitor's obligations hereunder shall in no way be impaired, reduced or released by reason of Lender's omission or delay to exercise any right described herein or in connection with any notice (except for notices required of Lender pursuant to this Ageement), demand, warning or claim regarding Recourse Obligations governing the Property.

         10. Recourse. Each Indemnitor's liability hereunder shall not be subject to, limited by or affected in any way by any "non-recourse" provisions contained in the Note, the Mortgage or any other documents executed and delivered in connection with the Loan. Indemnitor agrees that the indemnification contained herein is separate, independent of and in addition to Borrower's undertakings under the Note. Indemnitor agrees that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure or sale under the Mortgage.

         11. Successors and Assigns. Subject to the provisions of paragraph 4, this Agreement and the indemnification contained in this Agreement shall be continuing, irrevocable and binding on the Indemnitor and its respective successors and assigns, and this Agreement shall be binding upon and shall inure to the benefit of Lender and Lender's successors and assigns. The death or

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


dissolution of any one or more of the Indemnitors shall not affect this Agreement or any of each Indemnitor's obligations hereunder. It is agreed by the Indemnitor that its liabilities hereunder are not contingent on the signature of any other Indemnitor.

         12. Notices. Any notices which any party may be required, or may desire, to give shall, unless otherwise specified, be in writing and shall be
(i) hand delivered, effective upon receipt (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested and addressed as follows:

         In the case of Borrower and Indemnitor, to:

             Ag-Chem Equipment Co., Inc.
             5720 Smetana Drive
             Minnetonka, MN 55343-9688
             Attn: Chief Financial Officer

         In the case of Lender, to:

             Allstate Life Insurance Company
             Allstate Plaza South, Suite G5C
             3075 Sanders Road
             Northbrook, Illinois 60062
             Attn: Commercial Mortgage Division
                   Servicing Division

         with a copy to:

             Allstate Life Insurance Company
             Allstate Plaza South, Suite G5A
             3075 Sanders Road
             Northbrook, Illinois 60062
             Attn: Investment Law Division

or such other address(es) or addressee(s) as the party to be served with notice may have furnished to the other party in accordance with this paragraph.

         13. Entire Agreement. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter contained in this Agreement.

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


         14. Amendment and Waiver. This Agreement may not be amended except by a writing signed by both parties nor shall observance of any term of this Agreement be waived except with the written consent of the Lender.

         15. Governing Law. This Agreement shall be governed and construed as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of Minnesota. The United States District Court for the District of Minnesota and any court of competent jurisdiction of the State of Minnesota shall have jurisdiction in any action, suit or other proceeding instituted to enforce this Agreement. Indemnitor hereby waives (a) any objections to the jurisdiction of such courts,
(b) any objections to venue and (c) its right to a trial by jury in any action, proceeding or counterclaim brought by Lender.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

         17. Severability. All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

         18. Headings. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

BORROWER AND INDEMNITOR:

AG-CHEM EQUIPMENT CO., INC.


By:  /s/ John C. Retherford
     -------------------------------
     John C. Retherford
Its: Senior Vice President and Chief Financial Officer

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


LENDER:

ALLSTATE LIFE INSURANCE COMPANY


By:
    --------------------------------

By:
    --------------------------------
Its Authorized Signatories

                  EXHIBIT A

Lots 2, 4 and 5, Block 1, Brenwood Business Park, Hennepin County, Minnesota

Lot 3, Block 1, Brenwood Business Park, Hennepin County, Minnesota

Together with a 30.00 foot perpetual easement for access purposes and a 42.00 foot perpetual easement for access purposes over, under and across a portion of Lot 4, Block 1, Brenwood Business Park, according to the recorded plat thereof, pursuant to warranty deed dated October 3, 1980, recorded October 9, 1980, as Document No. 4594610, and warranty deed dated December 23, 1981, recorded December 23, 1981, as Document No. 4629043.

And

Together with a perpetual easement for access purposes over, under and across the South 26.00 feet of the North 59.00 feet of Lot 2, Block 1, Brenwood Business Park, according to the recorded plat thereof, pursuant to warranty deed dated October 3, 1980, recorded October 9, 1980, as Document No. 4594610, and warranty deed dated December 23, 1981, recorded December 23, 1981, as Document No. 4629043.

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